Exhibit 13.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MAX Resource Corp. (the “Company”) on Form 20-F for the fiscal year ended December 31, 2007 as filed with the Securities and Exchange Commission on the date here of (the “Report”), Stuart Rogers, as the Chief Executive Officer of the Company, and David Pearce, as the Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of their knowledge:

(1)

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/Stuart Rogers

Stuart Rogers

President and Chief Executive Officer

June 24, 2008

/s/Dave Pearce

David Pearce

Chief Financial Officer

June 24, 2008